Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 11

TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

THIS AMENDMENT NO. 11 TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT, dated as of February 28, 2008 (the “Agreement”) relating to the Credit Agreement referenced below, is by and among WOLVERINE TUBE, INC., a Delaware corporation (the “Company”), certain of its Subsidiaries identified as Subsidiary Borrowers on the signature pages hereto and any additional Subsidiaries of the Company which become parties to the Credit Agreement in accordance with the terms thereof (collectively referred to as the “Subsidiary Borrowers” and individually referred to as a “Subsidiary Borrower”) (hereinafter, the Company and the Subsidiary Borrowers are collectively referred to as the “Borrowers” or referred to individually as a “Borrower”), each of the financial institutions identified as Lenders on the signature pages hereto (the “Lenders” and each individually, a “Lender”), and WACHOVIA BANK, NATIONAL ASSOCIATION, (“Wachovia”), acting in the manner and to the extent described in Article XIII of the Credit Agreement (in such capacity, the “Administrative Agent” or the “Agent”). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement and the provisions of Sections 1.2 and 1.3 of the Credit Agreement related to the definitions shall apply herein.

W I T N E S S E T H

WHEREAS, a $35,000,000 credit facility has been extended to the Borrowers pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of April 28, 2005 (as amended, modified or otherwise supplemented from time to time, the “Credit Agreement”) among the Borrowers, the Lenders, and the Administrative Agent;

WHEREAS, the Company has informed the Administrative Agent that Small Tube Manufacturing, LLC, a Delaware limited liability company (“Small Tube”), intends to sell substantially all of its assets located in Altoona, Pennsylvania (the “Small Tube Disposition”) pursuant to the terms of that certain Asset Sale and Purchase Agreement, dated as of February 29, 2008 (the “Small Tube Purchase Agreement”), among the Company, Small Tube and ST Products, LLC;

WHEREAS, the Borrowers have requested that the Lenders consent to the Small Tube Disposition;

WHEREAS, the Borrowers have further requested that the Credit Agreement be amended as contemplated herein; and

WHEREAS, the undersigned Lenders are willing to consent to the Small Tube Disposition and have agreed to amend the Credit Agreement on the terms and conditions as set forth herein;

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

(A) Amendments.

1. The definition of “Borrowers” as set forth in Section 1.1 of the Credit Agreement, is hereby amended by deleting the name “Small Tube Manufacturing, LLC,” appearing therein.

2. The definition of “Intercreditor Agreement” as set forth in Section 1.1 of the Credit Agreement, is hereby amended by deleting the name “Small Tube Manufacturing, LLC,” appearing therein.

3. The definition of Securitization Companies, as set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Securitization Companies” means the Company, Tube Forming, L.P., Wolverine Joining Technologies, LLC and prior to February 29, 2008, Small Tube Manufacturing, LLC.

(B) Consent and Release of Small Tube. The Administrative Agent and the Lenders hereby consent to the Small Tube Disposition in accordance with the terms of the Small Tube Purchase Agreement and upon satisfactory evidence delivered to the Administrative Agent of the consummation thereof (i) the Administrative Agent and Lenders hereby consent to the release of Small Tube from its Obligations as a Borrower under the Credit Agreement and the other Credit Documents, (ii) the Administrative Agent’s liens and security interests in all the assets and property of Small Tube (collectively, the “Property”) shall automatically be released and discharged, without further action, and (iii) the Administrative Agent agrees to deliver to the Company the original stock certificates and other instruments in the Administrative Agent’s possession and UCC-3 termination statements, mortgage satisfactions, releases of liens, discharges, terminations and other release documentation, as applicable, executed by it as necessary releasing the Administrative Agent’s liens and security interests in the Property, and in connection therewith, the Administrative Agent hereby authorizes the Company (or its designees) to file UCC-3 termination statements on its behalf to terminate any liens in accordance with this Section (B) that the Administrative Agent has over any of the Property. The Borrowers hereby acknowledge that the Administrative Agent’s execution of and/or delivery of any documents releasing any security interest or claim in any of the Property is made without recourse, representation, warranty or other assurance of any kind by the Administrative Agent as to Administrative Agent’s rights in any collateral security for amounts owing under the Credit Documents, the condition or value of any Collateral, or any other matter.

(C) Representations and Warranties. Each Credit Party hereby represents and warrants that (i) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) and after giving effect to the transactions contemplated

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herein, (ii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to the transactions contemplated herein, (iii) it has the corporate, limited liability company or limited partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary organizational action to authorize the execution, delivery and performance by it of this Agreement; (iv) it has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity and (v) neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof will violate or conflict in any material respect with any material provision of its articles or certificate of incorporation or certificate of limited partnership or certificate of formation, bylaws, agreement of limited partnership or limited liability company agreement or violate, contravene or conflict in any material respect with contractual provisions of, or cause an event of default under, any indenture, including without limitation the 2008 Senior Note Indenture and 2009 Senior Note Indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound.

(D) Effectiveness. This Agreement shall become effective upon satisfaction of all of the following conditions precedent:

1. Executed Agreement. The Administrative Agent shall have received a fully executed counterpart of this Agreement from each party hereto.

2. Borrowing Base Certificate. The Administrative Agent shall have received a Borrowing Base Certificate (the “Amendment No. 11 Borrowing Base Certificate”), in substantially the form of Exhibit G to the Credit Agreement, evidencing calculation of the Borrowing Base after giving effect to the consummation of the Small Tube Disposition as of the close of business on a date acceptable to the Administrative Agent, certified by a Senior Financial Officer of the Company to be true and correct as of such date, which Amendment No. 11 Borrowing Base Certificate shall be attached hereto as Exhibit A.

3. 2008 Senior Note Indenture and 2009 Senior Note Indenture. The Administrative Agent shall have received evidence in writing satisfactory to it that after giving effect to the transactions contemplated by this Agreement, the Company is in compliance with the terms of the 2008 Senior Note Indenture and the 2009 Senior Note Indenture, which writing shall expressly demonstrate compliance with Section 4.3(i) of the 2008 Senior Note Indenture and Section 4.11(i) of the 2009 Senior Note Indenture.

4. Amendment Fee; Expenses. The Administrative Agent shall have received from the Borrowers payment of an amendment fee of $25,000 and payment of all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including all out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the Agent’s execution and/or delivery of any documents releasing any security interest or claim in any of the Property, the reasonable fees and expenses of Mayer Brown LLP, and all previously incurred fees and expenses which remain outstanding on the effective date of this Agreement.

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5. Other Conditions Precedent. The Borrowers shall have completed all proceedings taken in connection with the transactions contemplated by this Agreement and delivered to the Administrative Agent all other documentation and other items incident thereto, and each shall be satisfactory to the Administrative Agent and its legal counsel, Mayer Brown LLP.

(E) No Other Modification. Except to the extent specifically provided to the contrary in this Agreement, all terms and conditions of the Credit Agreement (including Exhibits and Schedules thereto) and the other Credit Documents shall remain in full force and effect, without modification or limitation. This Agreement shall not operate as a consent to any other action or inaction by the Borrowers or any other Credit Party, or as a waiver or amendment of any right, power, or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Credit Document nor constitute a consent to any such action or inaction, or a waiver or amendment of any provision contained in the Credit Agreement or any other Credit Document except as specifically provided herein. Each of the Credit Parties acknowledges, confirms and agrees that the Credit Documents to which it is a party remain in full force and effect as of the date hereof and continue to secure all Obligations of each such Credit Party to any Lender or the Administrative Agent, and novation of any kind is hereby expressly disclaimed.

(F) Release. In consideration of entering into this Agreement, each Credit Party (a) represents and warrants to the Administrative Agent and each Lender that as of the date hereof there are no causes of action, claims, actions, proceedings, judgments, suits, demands, damages or offsets against or defenses or counterclaims to its Obligations or Secured Obligations under the Credit Documents and furthermore, such Credit Party waives any and all such causes of action, claims, actions, proceedings, judgments, suits, demands, damages, offsets, defenses or counterclaims whether known or unknown, arising prior to the date of this Agreement and (b) releases the Administrative Agent and each Lender and each of their respective Affiliates, Subsidiaries, officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, actions, proceedings, judgments, suits, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to any Credit Document, on or prior to the date hereof.

(G) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina, without regard to the principles governing conflicts of laws thereof.

(H) INCORPORATION BY REFERENCE OF CERTAIN PROVISIONS. THE PROVISIONS IN SECTIONS 14.5, 14.6, 14.8, 14.9, 14.10, 14.12, 14.13, 14.14, 14.15, 14.19 AND 14.24 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

[SIGNATURE PAGES FOLLOW]

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

COMPANY:

WOLVERINE TUBE, INC.

By:	/s/ David A. Owen
Name:	David A. Owen
Title:	Senior Vice President and Chief Financial Officer

SUBSIDIARY BORROWERS:

TF INVESTOR, INC.

By:	/s/ David A. Owen
Name:	David A. Owen
Title:	Vice President & Treasurer

TUBE FORMING HOLDINGS, INC.

By:	/s/ David A. Owen
Name:	David A. Owen
Title:	Vice President & Treasurer

TUBE FORMING, L.P.

By:	Tube Forming Holdings, Inc.,
its General Partner

	By:	/s/ David A. Owen
	Name:	David A. Owen
	Title:	Vice President & Treasurer

WOLVERINE FINANCE, LLC

By:	/s/ Harold A. Karp
Name:	Harold A. Karp
Title:	Chief Manager

SMALL TUBE MANUFACTURING, LLC

By:	/s/ Harold A. Karp
Name:	Harold A. Karp
Title:	President

WOLVERINE JOINING TECHNOLOGIES, LLC

By:	/s/ Harold A. Karp
Name:	Harold A. Karp
Title:	President

WOLVERINE CHINA INVESTMENTS, LLC

By:	Wolverine Tube, Inc.,
its Managing Member

	By:	/s/ Harold A. Karp
	Name:	Harold A. Karp
	Title:	President

WT HOLDING COMPANY, INC.

By:	/s/ Harold A. Karp
Name:	Harold A. Karp
Title:	President & Chief Operating Officer

AGENT AND LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent and as a Lender

By:	/s/ Rodney K. Sanders
Name:	Rodney K. Sanders
Title:	Director

(signature pages end)

EXHIBIT A

Amendment No. 11 Borrowing Base Certificate

See attached.

Wolverine Tube, Inc.

Proforma Consolidated Net Tangible Assets Calculation

As of January 27, 2008

	Consolidated as Reported	Less STP Amount ($000’s)	Plus Estimated Net Proceeds received from sale	Consolidated following Sale of STP
Total Assets:
Total Assets - Internal	465,292	17,750	23,000	470,542
Add Receivables exchanged to satisfy
Subordinated Note with DEJ (SPE)	—	8,139	—	(8,139)
Deffered Income Taxes - Current	(660)	341	—	(1,001)

Deffered Taxes - Non Current	(3,064)	161	—	(3,225)

Total Assets - Net	461,568	26,391	23,000	458,177
Less:
Bank Overdraft	(412)	—	—	(412)
Trade Accounts Payable	(55,324)	(892)	—	(54,432)
Accounts Payable Other	(15,106)	(1,059)	—	(14,047)
Accrued Expenses	(24,144)	—	—	(24,144)
Accrued Income Taxes	(297)	—	—	(297)
Deferred Income Taxes - Current	660	—	—	660
Deferred Taxes - Non Current	3,064	—	—	3,064
Intangibles / Other Assets:				—
Deferred Debt Issuance Costs	(14,298)	—	—	(14,298)
Patents and Other	(2,281)	—	—	(2,281)
Goodwill	(50,952)	—	—	(50,952)
Accumulated Amortization	16,839	—	—	16,839

Total Intangibles (Net)	(50,692)	—	—	(50,692)
Total	319,317	24,440	23,000	317,877
Lien Limitation	10%	10%	10%	10%
Total Available	31,932	2,444	2,300	31,788

Approved By:	/s/ David A. Owen
Title:	Chief Financial Officer	Date: 2/29/2008

EXHIBIT

Wolverine Tube, Inc.

Borrowing Base Certificate

Pursuant to the provisions of the Amended and Restated Credit Agreement dated as of April 28, 2005 (said Agreement, as it may be amended or otherwise modified from time to time, the “Credit Agreement”); and the terms defined therein being used herein as therein defined), among Wolverine Tube, Inc., a Delaware corporation, and the other Credit Parties thereto, the financial institutions party thereto, as lenders (the “Lenders”), and Wachovia Bank, National Association, as Agent for the Lenders, the undersigned hereby certifies that the following information is true, complete, and accurate as the close of business on:

January 27, 2008

(In thousands)				WTI	WLV Joining Products	Small Tube	TFI	WFC	Consolidated
A.	INVENTORY (FIFO)
	1.	BEGINNING INVENTORY OF BORROWER AS OF THE PERIOD ENDING DATE ABOVE		44,932	25,764	—	18,725		89,422
	2.	ADJUSTMENTS (+)							—
	3.	ADJUSTMENTS (-)							—
	4.	INVENTORY OF BORROWER AS OF THE PERIOD ENDING DATE ABOVE		44,932	25,764	—	18,725	—	89,422
	5.	LESS: INELIGIBLE INVENTORY
		a.	Located Outside the U.S.						—
		b.	Work in Process Inventory (not containing Silver or Billet Inventory)	12,907	898	—	618		14,423
		c.	Work in Process Inventory (containing Silver)		12,818				12,818
		d.	Inventory without Landlord Waiver or Bailee’s Letter or Acknowledgment Agreement						—
		e.	Obsolete, slow-moving, unusable inventory						—
		f.	Promotional, marketing, packaging, or shipping materials	109	—	—	—		109
		g.	Does not meet standards imposed by governmental agency or authority						—
		h.	Goods returned or rejected by customers for which a credit has not yet been issued						—
		i.	No charge or sample inventory						—
		j.	Off-site inventory, not in possession of or under sole control of Borrower, except for Landlord Waiver exceptions above	6,901	3,710	—	1,776		12,387
		k.	Does not or has ceased to create a valid and perfected first priority security interest and lien in favor of the Secured parties securing the Obligations						—
		l.	Damaged inventory						—
		m.	Inventory clearing, in-transit inventory, HQ inventory						—
		n.	MRO Supply parts	8,265	524	—	223		9,011
		o.	Inventory held pursuant to consignment, sale, tolling, or return, sale on approval or similar arrangement	414	—	—	—		414
		p.	Finished Goods containing Silver		4,134				4,134

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January 27, 2008

(In thousands)				WTI	WLV Joining Products	Small Tube	TFI	WFC	Consolidated
		q.	Consisting of intercompany profit						—
		r.	Raw Materials containing Silver		2,144				2,144
		s.	Other reserves as reasonably required by Administrative Agent						—
	6.	TOTAL INELIGIBLE INVENTORY		28,596	24,228	—	2,617	—	55,441
	7.	ELIGIBLE INVENTORY		16,336	1,536	—	16,109	—	33,982
	8.	AVAILABLE INVENTORY @ 60% ADVANCE RATE		9,801	922	—	9,665	—	20,389
B.	EQUIPMENT
	1.	EQUIPMENT		19,810	3,133	—	2,573		25,516
		LESS: INELIGIBLE EQUIPMENT							—
		a.	Not owned solely by Borroweror without valid and marketable title.						—
		b.	Maintained on property that is not owned by Borrower or on which we have not obtained an Acknowledgment Agreement.						—
		c.	Not subject to a valid, enforceable, first Lien in favor of the Administrative Agent.						—
		d.	Not located in the United States.						—
		e.	Not in good working condition and able to be used for intended purposes.						—
		f.	Other reserves as reasonably required by Administrative Agent						—
	2.	TOTAL INELIGIBLE EQUIPMENT		—	—	—	—	—	—
	3.	ELIGIBLE EQUIPMENT		19,810	3,133	—	2,573	—	25,516
	4.	AVAILABLE EQUIPMENT @ 25% ADVANCE RATE CAPPED AT $11,000,000		4,953	783	—	643	—	6,379
C.	LOANS
	1.	BEGINNING LOAN BALANCE		—	—	—	—	—	—
	2.	CASH APPLIED (-)		—	—	—	—	—	—
	3.	ADJUSTMENTS (+/-)			—	—	—	—	—
	4.	ADVANCES (+)		—	—	—	—	—	—
	5.	CURRENT LOAN BALANCE		—	—	—	—	—	—
	6.	MARK TO MARKET VALUE of INTEREST RATE DERIVATIVE		—	—	—	—	—	—
	7.	LETTERS OF CREDIT		23,284	—	—	—	—	23,284
	8.	TOTAL LOAN OUTSTANDINGS		23,284	—	—	—	—	23,284

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January 27, 2008

(In thousands)				WTI	WLV Joining Products	Small Tube	TFI	WFC	Consolidated
D.	AVAILABILITY
	1.	TOTAL REVOLVER COMMITMENT							35,000
	2.	BORROWING BASE TOTAL
		TOTAL BORROWING BASE AVAILABILITY							26,768
	3.	a.	LESS: $80,000 Reserve for UCC filing issue in TN						80
		b.	LESS: Other Eligibility Reserves						—
		c.	LESS: 3-month rent reserves on locations that do not have landlord lienwaivers.						150
		d.	LESS: Availability Reserve						3,000
		TOTAL ELIGIBILITY RESERVES							3,230
	4.	TOTAL AVAILABILITY							23,538
	4a.	THE LESSER OF TOTAL REVOLVER COMMITMENT OR TOTAL AVAILABILITY							23,538
	5.	LESS: TOTAL LOAN OUTSTANDINGS							23,284
	6.	NET EXCESS AVAILABILITY							254
E.	BILLET INVENTORY (MEMO ONLY; INCLUDED ABOVE)
	1.	TOTAL BILLET INVENTORY IN POUNDS		66,440	1/27/2008
	2.	STANDARD COST FOR BILLETS		2.235
	3.	TOTAL DOLLAR VALUE OF BILLETS		148,493
	4.	CONVERSION COSTS PER POUND		0.085
	5.	TOTAL CONVERSION COSTS		5,647
	6.	TOTAL NET BILLET INVENTORY (E3-E5)		142,846

In connection with the foregoing, we hereby acknowledge and agree that, as of the date hereof, the Agreement remains in full force and effect, is binding upon us and enforceable against us in accordance with its terms.

Approved By:	David A. Owen
Title:	Chief Financial Officer	Date:

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